Exhibit 10.25

SECOND AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY

AGREEMENT

This Second Amended and Restated Intellectual Property Security Agreement (this “IP Security Agreement”) is made as of January 15, 2014 by and between XG Sciences, Inc., a Michigan corporation (“Pledgor”), Aspen Capital Advisors, LLC, a Florida limited liability corporation, as Agent (the “Agent”) for the undersigned lenders (“Lenders”) from time to time holding secured convertible notes issued by the Pledgor, and the Lenders listed on the signature page hereto.

RECITALS

A.           Pledgor and Lenders are parties to those certain Secured Convertible Promissory Notes issued pursuant to those certain purchase agreements between the Pledgor and the Lenders as the same notes have been and may be modified, amended, supplemented, restated or superseded from time to time (the “Secured Notes”). Capitalized terms used but not defined herein shall have the meanings given to them in the Secured Notes or the Purchase Agreement (as defined below), as applicable.

B.           Pledgor entered into that certain Second Amended and Restated Purchase Agreement, dated January 15, 2014, with Aspen Advanced Opportunity Fund, LP (the “Purchase Agreement”).

C.           Pledgor and SVIC No. 15 New Technology Business Investment L.L.P. (“Samsung”) entered into that certain Purchase Agreement, dated January 15, 2014 (the “Samsung Purchase Agreement”, and together with the Purchase, Agreement, Secured Notes and the IP Security Agreement, the “Loan Documents”).

D.           Pledgor is the owner of the intellectual property collateral described herein.

E.           It is a condition to the Lenders’ entering into the Purchase Agreement and purchasing the Secured Notes that the Pledgor grants to the Agent a lien on and security interest in the collateral described herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, the parties hereto agree as follows:

AGREEMENT

1.          Collateral Assignment, Patent Mortgage, and Grant of Security Interest. As collateral security for the prompt and complete payment and performance of: (i) all obligations of the Pledgor under the Secured Notes, (ii) all obligations of Pledgor hereunder and under any other documents related to and including the Purchase Agreement to which it is a party and (iii) all obligations of Pledgor under any other documents related to and including the Samsung Purchase Agreement (collectively, the “Secured Obligations”). Pledgor (i) hereby acknowledges, agrees and confirms that Agent shall continue to have a security interest in and, (ii) to the extent not otherwise granted to Agent, hereby grants a first priority security interest and mortgage to Agent for the benefit of the Lenders, as collateral security, in and to Pledgor’s entire right, title and interest in, to and under the following, now or hereafter existing, created, acquired, held or controlled by Pledgor (all of which shall collectively be called the “Intellectual Property Collateral”):

(a)          Any and all copyright rights, copyright applications, copyright registrations, copyright recordings and like protections in each work of authorship and derivative work thereof, whether registered or unregistered or published or unpublished and whether or not the same also constitutes a trade secret, held pursuant to the laws of the United States, any State thereof or of any other country or political subdivision thereof (collectively, the “Copyrights”);

(b)          any and all know-how including any and all information not covered by a patent or patent application, including but not limited to materials, trade secrets, information, experience and data, formulae, procedures, results and specifications, regulatory filings, clinical and pre-clinical data, in written or electronic form, including, without limitation, those set forth on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Know-How”);

(c)          any and all design rights which may be available to Pledgor;

(d)          any and all (i) letters patent, including, without limitation, utility patents, design patents, industrial designs and utility model registrations, of the United States or any other country, or any political subdivision thereof, and all reissues and extensions thereof, (ii) applications (including but not limited to provisional applications) for letters patent of the United States or any other country, or any political subdivision thereof, and all divisions, continuations, continuations-in-part, and continuing applications thereof, and (iii) rights to obtain any reissues, reexaminations or extensions thereof (collectively, the “Patents”) and any and all agreements, whether written or oral, providing for the grant by or to the Pledgor of any right to make, use, sell, offer to sell, or import any invention covered in whole or in part by one or more of the Patents and all renewals and extensions thereof (collectively, the “Patent Licenses”), including, without limitation, the Patents and Patent Licenses set forth on Exhibit A attached hereto and incorporated herein by this reference;

(e)          any and all trademarks, trade names, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and the entire goodwill of the business of Borrower connected with and symbolized by all such trademarks, including, without limitation, those set forth on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Trademarks”);

(f)          any and all income, royalties, damages, claims, and payments now and hereafter due and payable, including, without limitation, all claims for damages and payments by way of past, present and future infringement, misappropriation, or dilution of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(g)          all licenses or other rights to use any of the Copyrights, Patents, Know-How, or Trademarks (collectively, the “Intellectual Property”) and all license fees and royalties arising from such use to the extent permitted by such license or rights and not prohibited by applicable law;

Second Amended and Restated Intellectual Property Security Agreement

(h)          all amendments, continuations, renewals, and extensions of any of the Intellectual Property;

(i)          all proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing; and

(j)          all membership and any and all other equity ownership interests held by the Pledgor in and to XG Sciences IP, LLC.

Notwithstanding any of the foregoing, the term “Intellectual Property Collateral” shall not include any general intangibles of Pledgor (whether owned or held as licensee or lessee, or otherwise), to the extent that: (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto; and (ii) such consent has not been obtained; provided, however, that the grant of security interest herein shall extend to, and the term “Intellectual Property Collateral” shall include, (A) any and all proceeds of any general intangibles (“Proceeds”) which are otherwise excluded to the extent that the assignment or encumbrance of such Proceeds is not so restricted, (B) upon obtaining the consent of any such licensor, lessor or other applicable party’s consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all Proceeds thereof that might theretofore have been excluded from such a grant of a security interest and the term “Intellectual Property Collateral” and (C) any general intangible which is an account receivable or proceed of or otherwise related to the enforcement or collection of any account receivable or goods which are the subject of any account receivable. Notwithstanding anything contained herein to the contrary, the term “Intellectual Property Collateral” does not and shall not include any Patent Rights within the meaning of that certain Restated and Amended Exclusive License Agreement (the “MSU License”) between Michigan State University (“Licensor”) and Pledgor; provided, however, that the Pledgor agrees to use commercially reasonable best efforts to obtain the consent of Licensor to permit inclusion of the MSU License as Intellectual Property Collateral hereunder.

2.           Authorization and Request. Pledgor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this conditional assignment.

3.           Covenants and Warranties. Pledgor represents, warrants, covenants, and agrees as follows:

(a)          Pledgor or XG Sciences IP, LLC is now the sole owner of the Intellectual Property Collateral;

(b)          all of the Patents and Trademarks owned by Pledgor or XG Sciences IP, LLC or in which Pledgor or XG Sciences IP, LLC has any right, title, or interest are described on Exhibit A;

(c)          performance of this IP Security Agreement does not conflict with or result in a breach of any agreement to which Pledgor is a party or by which Pledgor is bound;

Second Amended and Restated Intellectual Property Security Agreement

(d)          during the term of this IP Security Agreement, Pledgor will not sell, transfer, assign, or otherwise encumber any interest in the Intellectual Property Collateral, except for (i) licenses granted by Pledgor in the ordinary course of its business as now conducted or as set forth in this IP Security Agreement or that do not, in the aggregate, impair the Intellectual Property Collateral or result in a Material Adverse Effect; and (ii) subject to Pledgor’s execution of appropriate documents, in form acceptable to Agent, to perfect or continue the perfection of Agent’s interest in the intellectual Property Collateral, transfers to affiliates of Pledgor;

(e)          Except as disclosed on Exhibit A, to its knowledge; (i) each of the Patents (that is not listed as abandoned) is valid and enforceable, and there is no Intellectual Property (that is not listed as abandoned or pending) which has been judged invalid or unenforceable, in whole or in part; and (ii) no claim has been made that any part of the Intellectual Property Collateral (that is not listed as abandoned or pending) violates the rights of any third party;

(f)          Pledgor shall promptly advise Agent of any material changes in the composition of the Intellectual Property Collateral, including but not limited to any subsequent ownership right of Pledgor in or to any Intellectual Property not specified in this IP Security Agreement;

(g)          Pledgor shall: (i) protect, defend, and maintain the validity and enforceability of the Intellectual Property (other than property listed as abandoned), except where the failure to so protect, defend, and maintain would not, in the aggregate, result in a Material Adverse Effect; (ii) use all commercially reasonable efforts to detect infringements of the Intellectual Property (other than property listed as abandoned) and promptly advise Agent in writing of infringements detected and (iii) not allow any of its Intellectual Property (other than property listed as abandoned) to be abandoned, forfeited, or dedicated to the public without the written consent of Agent which shall not be unreasonably withheld;

(h)          Pledgor shall, from time to time, execute and file such instruments, and take such further actions as Agent may request from time to time to perfect or continue the perfection of Agent’s interest in the Intellectual Property Collateral;

(i)          Except for the MSU License, Pledgor is not party, nor will it, without the prior written consent of Agent, become party in the future, to any license or contract included in the Intellectual Property Collateral which, pursuant to its terms is not assignable (except in the case of Pledgor’s customer contracts) or capable of being encumbered;

(j)          this IP Security Agreement creates, and in the case of after acquired Intellectual Property Collateral, will create at the time Pledgor first has rights in such after acquired Intellectual Property Collateral, in favor of Agent a valid and (upon taking appropriate actions) perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of all present or future Secured Obligations;

(k)          to its knowledge, except for, and upon, the filings with, as applicable, (1) the United States Patent and Trademark Office, (2) the Register of Copyrights, and (3) the UCC Division of the applicable office of the Secretary of State, necessary to perfect the security interests and assignment created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either, (a) for the grant by Pledgor or maintenance of the security interest granted hereby or for the execution, delivery, or performance of this IP Security Agreement by Pledgor in the United States, or (b) for the perfection in the United States or the exercise by Agent of its rights and remedies hereunder;

Second Amended and Restated Intellectual Property Security Agreement

(l)          all information heretofore, herein, or hereafter supplied to Agent by or on behalf of Pledgor with respect to the Intellectual Property Collateral is accurate and complete in all material respects;

(m)          Pledgor shall not enter into any agreement that would impair or conflict with Pledgor’s obligations hereunder. For purposes of this subsection, Pledgor’s entering into license agreements in the ordinary course of business shall not be deemed to impair or conflict with Pledgor’s obligations hereunder. Pledgor shall not, without the prior written consent of Agent, permit the inclusion in any contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Pledgor’s rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts; and

(n)          upon any executive officer of Pledgor’s obtaining actual knowledge thereof, Pledgor will promptly notify Agent in writing of any event that materially adversely affects the value of any Intellectual Property Collateral, the ability of Pledgor to dispose of any Intellectual Property Collateral or the rights and remedies of Agent in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

(o)          Pledgor is the sole holder of all equity securities of XG Sciences IP, LLC.

(p)          Prior to or contemporaneously with entering into any definitive purchase agreement with Samsung regarding the issuance of any Secured Notes, Pledgor shall have formed XG Sciences IP, LLC and shall have assigned all of intellectual property that is set forth on Exhibit B to XG Sciences IP, LLC, and such assignment of and manner of holding such intellectual property shall be deemed to be in compliance with this Agreement.

(q)          Pledgor and/or XG Sciences IP, LLC shall maintain a list of their material identifiable trade secrets, which list shall include information regarding the location of documentation for each trade secret and which employees have access to the trade secret (the “Trade Secret List”). Pledgor shall provide a copy of the Trade Secret List to its primary legal counsel from time to time to be held in escrow by such legal counsel. Pledgor shall direct such legal counsel to disclose the Trade Secret List to the Agent upon the Agent’s request following the delivery of a “foreclosure notice” in accordance with the Second Amended and Restated Intercreditor Agreement among the Lenders dated as of January 15, 2014.

4.            Agent’s Rights.

(a)          Agent shall have the right, but not the obligation, to take, at Pledgor’s sole expense, any actions that Pledgor is required under this IP Security Agreement to take but which Pledgor fails to take, after ten (10) calendar days’ written notice to Pledgor. Pledgor shall reimburse and indemnify Agent and Lenders for all costs and expenses incurred in the exercise of its rights under this Section 4.

Second Amended and Restated Intellectual Property Security Agreement

(b)          Each Lender agrees to appoint Aspen Capital Advisors, LLC as its Agent for purposes of this IP Security Agreement. Each Lender hereby authorizes the Agent to take such action and to exercise such powers hereunder as provided herein or as requested to or consented by the Lenders (acting together), together with such powers as are reasonably incidental thereto. Subject to the provisions of this Agreement, the Agent will not take any action contrary to the express written instructions of the Lenders (acting together) and will take any lawful action prescribed in express written instructions of the Lenders (acting together). The Agent may decline to take any action except upon the express written instructions of the Lenders (acting together) and the Agent may request a written ratification by the Lenders (acting together) of any action taken by it under this Agreement, which ratification shall not be unreasonably withheld, conditioned or delayed. The Agent shall not be obligated to take any action, or engage in any course of conduct, if the Lenders are not in agreement as to such action or course of conduct. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

(c)          The Agent shall be entitled to resign at any time upon written notice to the Lenders and the Agent may be removed at any time for cause a vote of the Lenders holding a majority of the principal amounts of the secured indebtedness which is secured by a pledge of the Intellectual Property Collateral hereunder. Except as provided above, upon any such resignation or removal, the Lenders shall have the right to appoint a successor Agent by the vote of the Lenders holding a majority of the principal amounts of the secured indebtedness which is secured by a pledge of the Intellectual Property Collateral hereunder. If no successor Agent shall have been so appointed by such Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent’s giving of notice of resignation or the Lenders’ removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as the Agent under this Agreement. After any retiring or the Agent’s resignation or removal hereunder as the Agent, the provisions of this Section 4 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

(d)          Subject to and upon the other terms and conditions contained herein that limit the obligations or duties of the Agent, the duties and obligations of the Agent under this Agreement shall be those of a “collateral agent” and shall consist of and be limited to: (i) acquiring, holding and enforcing the security interest granted by the Pledgor in the Collateral under this Agreement; (ii) selling, releasing, surrendering, realizing upon or otherwise dealing with, in any manner and in any order, all or any portion of the Collateral, (iii) exercising (or refraining from exercising) any rights, remedies or powers of the Agent under this Agreement, the Loan Documents and other agreements contemplated therein, or under applicable law in respect of all or any portion of the Collateral, (iv) making any demands or giving any notices hereunder or under the other transaction documents, and (v) effecting amendments to or granting waivers or consents hereunder or under the other transaction documents.

(e)          Each of the Lenders hereby covenants and agrees to reimburse, indemnify and hold the Agent harmless from and against any and all claims, actions, judgments, damages, losses, liabilities, costs, transfer or other taxes, and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred or suffered without any bad faith, gross negligence or willful misconduct by the Agent, arising out of or incident to Agent’s actions or inactions as Agent with regard to its duties under or administration of this IP Security Agreement. Each Lender further agrees that any reimbursements or indemnity payments to the Agent shall be made according to each Lender’s pro rata share of the total aggregate principal amount outstanding under the Secured Notes at the time of the event that gave rise to such reimbursement or indemnity claim by the Agent.

Second Amended and Restated Intellectual Property Security Agreement

5.            Further Assurances; Attorney in Fact.

(a)          Pledgor agrees to deliver to Agent, upon the request of Agent, a report, in form acceptable to Agent and certified by an officer of Pledgor, which lists all material Intellectual Property owned by Pledgor, including, without limitation, all titles, names or marks together with all relevant registration and/or application numbers and registration and/or filing dates.

(b)          On a continuing basis for the purpose of perfecting and maintaining the perfection and priority of Agent’s security interest in all Intellectual Property, Pledgor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may be necessary or advisable, or as requested by Agent, and otherwise to carry out the intent and purposes of this IP Security Agreement, or for assuring and confirming to Agent the grant, priority, or perfection of a security interest in all Intellectual Property Collateral.

(c)          Pledgor hereby irrevocably appoints Agent as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, from time to time in Agent’s discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this IP Security Agreement, including (i) to modify, in its discretion, this IP Security Agreement without first obtaining Pledgor’s approval of or signature to such modification by amending Exhibit A to include reference to any right, title or interest in or to any Intellectual Property acquired by Pledgor after the execution hereof or to delete any reference to any right, title or interest in or to any Intellectual Property in which Pledgor no longer has or claims any right, title or interest, (ii) to file, in its discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Pledgor where permitted by law and (iii) to transfer the Intellectual Property Collateral into the name of Agent or a third party to the extent permitted under the UCC provided that Agent agrees that it shall not exercise its powers as attorney-in-fact under this Section 5 except upon the occurrence and during the continuation of a IP Security Agreement Event of Default (as hereinafter defined).

Second Amended and Restated Intellectual Property Security Agreement

6.            Consent and Waiver; Obligations Not Impaired.

(a)          Pledgor waives: (i) promptness, diligence, and notice of acceptance of this IP Security Agreement and notice of the incurring of any obligation, indebtedness, or liability to which this IP Security Agreement applies or may apply and waives presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence in enforcement and indulgences of every kind; and (ii) the taking of any other action by Agent or any Lender, including without limitation giving any notice of default or any other notice to, or making any demand on, the Pledgor, any guarantor of all or any part of the Secured Obligations or any other party, provided, that Pledgor does not waive any notices that Agent has expressly agreed to give to it in the Second Amended and Restated Security Agreement, dated as of January 15, 2014, by and among the Pledgor, the Lenders and the Agent (the “Security Agreement”).

(b)          Agent and any Lender may at any time and from time to time, without the consent of or notice to Pledgor, without incurring responsibility to Pledgor and without impairing, releasing or reducing the obligations of Pledgor hereunder: (i) change the place of payment of all or any part of the Secured Obligations; (ii) release, surrender, or subordinate any collateral for all or any part of the Secured Obligations or this IP Security Agreement; (iii) neglect, delay, omit, fail or refuse to take or prosecute any action for the collection of all or any part of the Secured Obligations or this IP Security Agreement or to take or prosecute any action in connection with the Loan Documents; (iv) exercise or refrain from exercising any rights against the Pledgor or others, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Secured Obligations and subordinate the payment of all or any part of the Secured Obligations to the payment of any obligations, indebtedness or liabilities which may be due or become due by Pledgor to Agent, any Lender or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other collateral of Pledgor to the satisfaction and liquidation of the indebtedness or obligations of the Pledgor to Agent and Lenders not secured under this IP Security Agreement, if any, subject to the terms of the applicable agreements; and (vii) apply any sums paid to Agent or Lenders by Pledgor to the Secured Obligations in such order and manner as Agent, in its sole discretion, may determine.

(c)          Should Agent seek to enforce the obligations of Pledgor hereunder by action in any court or otherwise, Pledgor waives any requirement, substantive or procedural, that (i) Agent first enforce any rights or remedies against any other person or entity liable to Agent or any Lender for all or any part of the Secured Obligations, including without limitation that a judgment first be rendered against any other person or entity, or that any other person or entity should be joined in such cause, or (ii) Agent first enforce rights against any collateral which shall ever have been given to secure all or any part of the Secured Obligations or this IP Security Agreement. Such waiver shall be without prejudice to Agent’s right, at its option, to proceed against any other person or entity, whether by separate action or by joinder.

(d)          In addition to any other waivers, agreements, and covenants of Pledgor set forth herein, Pledgor hereby further waives and releases all claims, causes of action, defenses, and offsets for any act or omission of Agent and any Lender, and such Person’s directors, officers, employees, representatives, or agents in connection with Agent’s and such Lender’s administration of the Secured Obligations, except for Agent’s or such Lender’s willful misconduct and gross negligence.

Second Amended and Restated Intellectual Property Security Agreement

(e)          Pledgor agrees that its obligations hereunder shall not be released, diminished, impaired, or reduced by the occurrence of any one or more of the following events: (i) the lack of corporate power of Pledgor, or any other guarantor of all or any part of the Secured Obligations, (ii) any receivership, insolvency, bankruptcy, or other proceedings affecting Pledgor, or any other guarantor of all or any part of the Secured Obligations, or any of their respective property; (iii) the partial or total release or discharge of any guarantor of all or any part of the Secured Obligations, or any other person or entity from the performance of any obligation contained in any instrument or agreement evidencing, governing or securing all or any part of the Secured Obligations, whether occurring by reason of law or otherwise; (iv) the taking or accepting of any collateral for all or any part of the Secured Obligations or this IP Security Agreement; (v) the taking or accepting of any other guaranty for all or any part of the Secured Obligations; (vi) any failure by Agent to acquire, perfect, or continue any lien or security interest on collateral securing all or any part of the Secured Obligations or this IP Security Agreement; (vii) the impairment of any collateral securing all or any part of the Secured Obligations or this IP Security Agreement (including without limitation the negligent impairment); (viii) any failure by Agent to sell any collateral securing all or any part of the Secured Obligations or this IP Security Agreement in a commercially reasonable manner or as otherwise required by law; (ix) any invalidity or unenforceability of or defect or deficiency in the Loan Documents; or (x) any other act or circumstance which might otherwise constitute a defense available to, or discharge of, Pledgor, or any other guarantor of all or any part of the Secured Obligations.

(f)          This IP Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any part of the Secured Obligations is rescinded or must otherwise be returned by Agent or any Lender upon the insolvency, bankruptcy, or reorganization of Pledgor, any other guarantor of all or any part of the Secured Obligations, or otherwise, all as though such payment had not been made.

(g)          None of the following shall affect Pledgor’s liability hereunder: (i) the unenforceability of all or any part of the Secured Obligations against Pledgor by reason of the fact that the Secured Obligations exceed the amount permitted by law; (ii) the act of creating all or any part of the Secured Obligations is ultra vires; or (iii) the individual or individuals creating all or any part of the Secured Obligations acted in excess of their authority.

7.            IP Security Agreement Events of Default. The occurrence of any of the following shall constitute a “IP Security Agreement Event of Default” under this IP Security Agreement:

(a)          An Event of Default occurs under the Loan Documents; or

(b)          Pledgor breaches any warranty or agreement made by Pledgor in this IP Security Agreement.

8.            Remedies. Upon the occurrence and during the continuance of a IP Security Agreement Event of Default, Agent shall have the right to exercise all the remedies of a secured party under the UCC, including, without limitation, the right to require Pledgor to assemble the Intellectual Property Collateral and any tangible property in which Agent has a security interest and to make it available to Agent at a place designated by Agent. Agent shall have a nonexclusive, royalty free license or other right, solely pursuant to the provisions of this Section 8, to use, without charge, the Intellectual Property and any property of a similar nature as it pertains to the Intellectual Property Collateral, to the extent necessary to permit Agent to exercise its rights and remedies pursuant to this Section 8. including, without limitation, the completion of production, advertising for sale and the sale of any Intellectual Property Collateral and, in connection with Agent’s exercise of its rights hereunder, Pledgor’s rights under all licenses and all franchise agreements which constitute Intellectual Property Collateral shall inure to the benefit of Agent. Pledgor will pay any expenses (including reasonable attorneys’ fees) incurred by Agent or any Lender in connection with the exercise of any of Agent’s rights hereunder, including, without limitation, any expense incurred in disposing of the Intellectual Property Collateral. All of Agent’s rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

Second Amended and Restated Intellectual Property Security Agreement

9.          Indemnity. Pledgor agrees to defend, indemnify and hold harmless Agent and Lenders and their respective directors, officers, employees, attorneys and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by Agent or any Lender as a result of or in any way arising out of, following or consequential to transactions between or among Agent, any Lender, and Pledgor, whether under this IP Security Agreement or otherwise (including, without limitation, reasonable attorneys’ fees and reasonable expenses), except for losses arising from or out of Agent’s gross negligence or willful misconduct. If Agent obtains recovery of any of the amounts that Pledgor has paid to it pursuant to the indemnity set forth in the section, then Agent shall promptly pay to Pledgor the amount of such recovery. PLEDGOR AND AGENT EXPRESSLY INTEND THAT THE FOREGOING INDEMNITY SHALL COVER, AND THAT PLEDGOR SHALL INDEMNIFY AND HOLD THE INDEMNIFIED PARTIES HARMLESS FROM AND AGAINST, COSTS, EXPENSES AND LOSSES SUFFERED AS A RESULT OF THE NEGLIGENCE OF ANY INDEMNIFIED PARTY.

10.         Successors and Assigns. This IP Security Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, and shall, together with the rights and remedies of Agent hereunder, inure to the benefit of Agent, Lenders, and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the indebtedness secured hereby or any portion thereof or interest therein shall in any manner affect the security interest created herein and granted to Agent hereunder.

11.         Reassignment. At such time as Pledgor shall completely satisfy all of the Secured Obligations and no commitment on the part of any Lender to make loans to Pledgor is continuing, Agent shall execute and deliver to Pledgor all deeds, assignments, and other instruments as may be necessary or proper to revest in Pledgor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Agent pursuant hereto.

12.         No Failure or Delay. No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof.

13.         Costs and Expenses. Pledgor will upon demand pay to Agent the amount of any and all costs and expenses (including without limitation, reasonable attorneys’ fees and expenses), which Agent may incur in connection with (i) the perfection and preservation of the security interests granted under the Loan Documents, (ii) the administration of the Loan Documents, (iii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Intellectual Property Collateral, (iv) the exercise or enforcement of any of the rights of Agent hereunder, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

14.         Amendments. Except as otherwise provided herein, this IP Security Agreement may be amended only by a written instrument signed by both parties hereto.

15.         Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

Second Amended and Restated Intellectual Property Security Agreement

16.         Governing Law; Jurisdiction. THIS IP SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICT OF LAWS. PLEDGOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN INGHAM COUNTY, MICHIGAN, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO THIS IP SECURITY AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN OR AMONG AGENT, ANY LENDER, AND PLEDGOR BY ANY MEANS ALLOWED UNDER STATE OR FEDERAL LAW. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO THIS IP SECURITY AGREEMENT OR ANY OTHER RELATIONSHIP BETWEEN OR AMONG AGENT, ANY LENDER, AND PLEDGOR SHALL BE BROUGHT AND LITIGATED EXCLUSIVELY IN ANY ONE OF THE STATE OR FEDERAL COURTS LOCATED IN INGHAM COUNTY, MICHIGAN, HAVING JURISDICTION UNLESS AGENT SHALL ELECT OTHERWISE. THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING BROUGHT IN INGHAM COUNTY, MICHIGAN IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

17.         Jury Trial Waiver. PLEDGOR AND AGENT HEREBY (A) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS IP SECURITY AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH; (B) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (D) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS IP SECURITY AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH.

18.         Conflict. In the event of a conflict between any term and/or provision contained in this IP Security Agreement with any term and/or provision contained in the Loan Documents, the term and/or provision of this IP Security Agreement shall govern.

19.         Termination. This IP Security Agreement and Pledgor’s obligations hereunder shall terminate upon the date that the Secured Obligations are paid in full, provided, that this IP Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or otherwise must be returned by Agent or any Lender, as though such payment has not been made.

20.         Entire Agreement. This IP Security Agreement (together which each Annex hereto) and the Security Agreement contain the entire agreement and understanding by and between the parties hereto with respect to the subject matter hereof and their resulting obligations to each other, as herein described; and it supersedes all prior agreements and understandings between the parties to this IP Security Agreement relating to the subject matter hereof. No change or modification of this IP Security Agreement shall be valid or binding unless the same is in writing and signed by the party intended to be so bound. No waiver of any provision of this IP Security Agreement shall be valid unless the same is in writing and signed by the party against whom such waiver is sought to be enforced. Moreover, no valid waiver of any provision of this IP Security Agreement, at any time, shall be deemed to be a waiver of any other provision of this IP Security Agreement at such time, or shall be deemed to be a valid waiver of such provision at any other time.

[Signature page follows.]

Second Amended and Restated Intellectual Property Security Agreement

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amended and Restated IP Security Agreement on the day and year first above written.

XG SCIENCES, INC.

		By:	/s/ Michael R. Knox
Name: Michael R. Knox
Title: Chief Executive Officer

Notarization:

STATE OF MICHIGAN	)
) ss:
COUNTY OF INGHAM	)

The foregoing instrument was sworn to, subscribed and acknowledged before me this 10th day of January, 2014, by Michael R. Knox, in his/her capacity as the Chief Executive Officer of XG Sciences, Inc., who is [        ] personally known to me or [✓] who has produced Michigan Driverse License (type of identification) as identification.

/s/ Kelly A. LaGrave
NOTARY PUBLIC, STATE OF MICHIGAN

Kelly A. LaGrave
(Print, Type of Stamp Commissioned Name of Notary Public)

KELLY A LAGRAVE

NOTARY PUBLIC STATE OF MICHIGAN

Eaton County, Acting in Ingham County

My Commission Expires April 15, 2018

Second Amended and Restated Intellectual Property Security Agreement

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amended and Restated IP Security Agreement on the day and year first above written.

AGENT:

ASPEN CAPITAL ADVISORS, LLC

		By:	/s/ Steven C. Jones
Name: Steven C. Jones
Title: Managing Member

Notarization:

STATE OF FLORIDA	)
) ss:
COUNTY OF MIAMI – DADE	)

The foregoing instrument was sworn to, subscribed and acknowledged before me this 15th day of January, 2014, by Steven C. Jones, in his/her capacity as the Managing Member of Aspen Capital Advisors, LLC, who is [✓] personally known to me or [  ] who has produced ________________ (type of identification) as identification.

/s/ Charles Gamble
NOTARY PUBLIC, STATE OF FLORIDA

Charles Gamble
(Print, Type of Stamp Commissioned Name of Notary Public)

CHARLES GAMBLE Notary Public, State of Florida Commission #EE860043 My Commission Expires Nov. 7, 2016

Second Amended and Restated Intellectual Property Security Agreement

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amended and Restated IP Security Agreement on the day and year first above written.

LENDER:

ASPEN ADVENCED OPPORTUNITY FUND, LP

		By:	AA XGS, LLC
		Its:	General Partner

		By:	/s/ Steven C. Jones
Name: Steven C. Jones
Title: Managing Member

Notarization:

STATE OF FLORIDA	)
) ss:
COUNTY OF MIAMI – DADE	)

The foregoing instrument was sworn to, subscribed and acknowledged before me this 15th day of January, 2014, by Steven C. Jones, in his/her capacity as the Managing Member of Aspen Advanced Opportunity Fund, LP, who is [✓] personally known to me or [  ] who has produced ________________ (type of identification) as identification.

/s/ Charles Gamble
NOTARY PUBLIC, STATE OF FLORIDA

Charles Gamble
(Print, Type of Stamp Commissioned Name of Notary Public)

CHARLES GAMBLE Notary Public, State of Florida Commission #EE860043 My Commission Expires Nov. 7, 2016

Second Amended and Restated Intellectual Property Security Agreement

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amended and Restated IP Security Agreement on the day and year first above written.

LENDER:

MICHAEL R. KNOX

		By:	/s/ Michael R. Knox
Name: Michael R. Knox

Notarization:

STATE OF MICHIGAN	)
) ss:
COUNTY OF INGHAM	)

The foregoing instrument was sworn to, subscribed and acknowledged before me this 10th day of January, 2014, by Michael R. Knox, who is [      ] personally known to me or [✓] who has produced Michigan Driverse License (type of identification) as identification.

/s/ Kelly A LaGrave
NOTARY PUBLIC, STATE OF MICHIGAN

Kelly A. LaGrave
(Print, Type of Stamp Commissioned Name of Notary Public)

KELLY A LAGRAVE

NOTARY PUBLIC STATE OF MICHIGAN

Eaton County, Acting in Ingham County

My Commission Expires April 15, 2018

Second Amended and Restated Intellectual Property Security Agreement

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amended and Restated IP Security Agreement on the day and year first above written.

LENDER:

XGS II, LLC

		By:	/s/ David G. Pendell
Name: David G. Pendell
Title: Managing Member

Notarization:

STATE OF FLORIDA	)
) ss:
COUNTY OF COLLIER	)

The foregoing instrument was sworn to, subscribed and acknowledged before me this 24 day of January, 2014, by David G, Pendell, in his/her capacity as the Managing Member of XGS II, LLC, who is [        ] personally known to me or [✓] who has produced FLDL (type of identification) as identification.

/S/ Ryan Sommerville
NOTARY PUBLIC, STATE OF FLORIDA

(Print, Type of Stamp Commissioned Name of Notary Public)

RYAN SOMMERVILLE Notary Public - State of Florida My Comm. Expires Mar 30, 2014 Commission # DD 977037

Second Amended and Restated Intellectual Property Security Agreement

IN WITNESS WHEREOF, the undersigned party hereto has executed this Second Amended and Restated IP Security Agreement on the day and year first above written.

LENDER:

SVIC NO. 15 NEW TECHNOLOGY BUSINESS INVESTMENT L.L.P.
By: Samsung Venture Investment Corporation, its Partner

		By:	/s/ Seonjong Lee
Name: SEONJONG LEE
Title: C.E.O.

Notarization:

STATE OF ___________	)
) ss:
COUNTY OF _____________	)

The foregoing instrument was sworn to, subscribed and acknowledged before me this ____ day of _________, 2013, by _________________, in his/her capacity as the _____________ of No. 15 New Technology Business Investment L.L.P. who is [        ] personally known to me or [  ] who has produced ________________ (type of identification) as identification.

NOTARY PUBLIC, STATE OF __________

(Print, Type of Stamp Commissioned Name of Notary Public)

Second Amended and Restated Intellectual Property Security Agreement

EXHIBIT A

In November of 2011, the Company entered into a license agreement between the Company and Cabot Corporation (“Cabot”), a copy of which has been supplied to AAOF (the “License Agreement”). Subsequent to the execution of the License Agreement, Michigan State University (“MSU”) expressed concern regarding the form of the License Agreement, including whether any MSU technology might have been included in the License Agreement. After discussions among Cabot, MSU, and the Company, Cabot drafted a First Amendment to the License Agreement between Cabot and the Company (the “Amendment”). The Amendment contains warranties, attested by both the Company and its Chief Scientist, Dr. Lawrence Drzal, asserting that no MSU technology had been improperly transferred to Cabot. The Company executed the Amendment on January 29, 2013, and has provided a copy to AAOF. The Company understood that this matter was closed when it provided the Amendment to AAOF. However, the Company subsequently learned that Cabot has not yet signed the Amendment because a new Vice President had been appointed. Additionally, the Company received a letter from MSU dated March 20, 2013 stating that MSU wanted to review this issue. The Company, Cabot, and MSU are currently renegotiating the Amendment.

1)	Patents and Patent Licenses

See attached.

2)	Trademarks

XG Sciences (Design Plus Words)

xGnP

XG Sciences The Material Difference (Design Plus Words)

XG Leaf (Application Pending)

Second Amended and Restated Intellectual Property Security Agreement

EXHIBIT B

All “Intellectual Property” as defined in the Assignment of Intellectual Property dated effective as of January 15, 2014 between the Company and XG Sciences IP, LLC, including without limitation the following:

Patents:

Patent Application Number	Application Date	Description
13/474,860	5/18/2012	Process of Dry Milling Particulate Materials Milled Graphene/Metal Nano Composites
61/786,735	3/15/2013	Graphene Carbon Compositions
13/686,961	11/28/2012	Single Mode Microwave Device for Producing Exfoliated Graphite
13/610,934	9/12/2012	Cloud Mixer and Method of Minimizing Agglomeration of Particulates
13/435,260	3/30/2012	Mechanical Exfoliation Apparatus
61/786,745	3/15/2013	Electrodes for Capacitors from Mixed Carbon Compositions
14079057	11/13/2013	Silicon-Graphene Nanocomposites for Electrochemical Applications

Trademarks:

XG Sciences (Design Plus Words)

xGnP

XG Sciences The Material Difference (Design Plus Words)

XG Leaf (Application Pending)

Second Amended and Restated Intellectual Property Security Agreement